UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

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Definitive information statement

DUNHAM FUNDS
(Name of Registrant as Specified in Its Charter)

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Dunham & Associates Investment Counsel, Inc.

10251 Vista Sorrento Parkway, Suite 200

San Diego, CA  92121-2706

(858) 964-0500   Fax: (858) 964-0555

January [__], 2010

Dear Shareholders:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to the renewal of the sub-advisory agreement and reappointment of the investment sub-advisor to the Small Cap Growth Fund (the “Fund”).

As described in the enclosed Information Statement, the Board of Trustees ("Trustees" or "Board") of the Dunham Funds has reappointed Pier Capital, LLC ("Pier Capital") as the investment sub-adviser to the Fund and has approved a sub-advisory agreement with Pier Capital on identical terms as the prior sub-advisory agreement.  During the Board of Trustees' annual review of the sub-adviser, at which time the Board determines whether to renew or discontinue the sub-advisory agreement, the Board discovered that a significant amount of the ownership interests in Pier Capital had changed effective December 31, 2008.  By way of background, the Investment Company Act of 1940, as amended, provides that sub-advisory contracts are automatically terminated in the event of their "assignment."  Because the definition of assignment includes a "change in control" of a sub-adviser, the sub-advisory agreement could be deemed to have automatically terminated on December 31, 2008, when the sub-adviser's ownership interests changed.  Subsequent to this discovery, Dunham Funds has revised its quarterly sub-adviser review process such that all sub-advisers will report any current or planned changes in ownership to the Dunham Funds' Chief Compliance Officer for a review and determination of any change in control of a sub-adviser.

Because the change in ownership may have been a "change in control," the Board has elected to treat the approval and renewal of the sub-advisory agreement as though it was an approval of a new sub-advisory agreement and is, therefore, providing this Information Statement to shareholders.

As always, please feel free to call us at 1-888-3DUNHAM with any questions you may have.

Sincerely,

Jeffrey A. Dunham

President

DUNHAM FUNDS

Dunham Small Cap Growth Fund

January [__], 2010

Principal Executive Office:
10251 Vista Sorrento Parkway, Suite 200
San Diego, CA  92121

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Dunham Small Cap Growth Fund (the “Fund”), a series of Dunham Funds (“Dunham Funds” or the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order that Dunham Funds received from the U.S. Securities and Exchange Commission (the “SEC”) on September 26, 2006. The Exemptive Order permits Dunham Funds’ investment adviser, Dunham & Associates Investment Counsel, Inc.  (“Dunham & Associates” or “Adviser”) to hire new investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Dunham Funds (the “Board of Trustees” or the “Board”), without obtaining shareholder approval. Under the conditions of the Exemptive Order, the Board must provide notice to shareholders within 90 days of appointing a new sub-adviser or implementing any material change in a sub-advisory agreement.

At a meeting held on December 8, 2009, the Board, including a majority of the Independent Trustees, approved and renewed the sub-advisory agreement with Pier Capital, LLC ("Pier Capital") as sub-adviser to the Fund.

This Information Statement is being supplied to shareholders to fulfill the notice requirement and will be mailed on or about January [_], 2010 to the Fund’s shareholders of record as of December 8, 2009 (the “Record Date”). This Information Statement describes the sub-advisory agreement for the Fund.  As of the Record Date, there were issued and outstanding 13,634.509 Class A shares, 286,273.503 Class C shares, and 1,220,108.778 Class N shares of the Fund.  As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

I.

BACKGROUND

Dunham Funds is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business.  The Trust was organized as a Delaware statutory trust by a Declaration of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and a different investment sub-adviser than the other series of the Trust.

The Adviser is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, California, 92121. Pursuant to an investment management agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, reviews the performance of the sub-advisers and makes recommendations to the Trustees with respect to the retention and renewal of sub-advisory agreements.  The Advisory Agreement was most recently reapproved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on December 8, 2009.

As indicated above, the Adviser has obtained an exemptive order from the SEC that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval (the “Order”).  The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund and supervises and monitors the performance of each sub-adviser.  The Trust may rely on the Order provided the Fund is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

During the Board of Trustees' annual review of the sub-adviser, at which time the Board determines whether to renew or discontinue the sub-advisory agreement, the Board discovered that a significant amount of the ownership interests in Pier Capital had changed effective December 31, 2008.  By way of background, the Investment Company Act of 1940, as amended, provides that sub-advisory contracts are automatically terminated in the event of their "assignment."  Because the definition of assignment includes a "change in control" of a sub-adviser, the sub-advisory agreement could be deemed to have automatically terminated on December 31, 2008, when the sub-adviser's ownership interests changed.  Because the change in ownership may have been a "change in control," the Board has elected to treat the approval and renewal of the sub-advisory agreement as though it was an approval of a new sub-advisory agreement.

At a meeting of the Board of Trustees held on December 8, 2009 (the “Board Meeting”), the Board of Trustees voted to renew the prior sub-advisory agreement with Pier Capital (the "Prior Sub-Advisory Agreement").  However, for the reasons discussed above, the Trustees have elected to treat the renewal as a new sub-advisory agreement (“New Sub-Advisory Agreement”) for the Fund.  Notwithstanding any presumption that the Prior Sub-Advisory Agreement with Pier Capital automatically terminated, the Prior Sub-Advisory Agreement would have terminated by its terms on January 15, 2010.  The New Sub-Advisory Agreement took effect as of January 1, 2009.

II.

PRIOR SUB-ADVISORY AGREEMENT FOR THE FUND

Pier Capital, located at 600 Summer Street Suite 203, Stamford, CT 06901, acted as the sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement.  Pier Capital is a privately owned company.  Mr. Jan E. Parsons has been the sole portfolio manager, primarily responsible for the day-to-day management of the Fund, since December 31, 2008.  Mr. Vinay Ved and Mr. Parsons shared primary responsibility as portfolio managers until December 31, 2008.

The Prior Sub-Advisory Agreement was initially approved by the Board of Trustees on and dated as of September 23, 2004 and then subsequently approved by the Board of Trustees on and dated as of January 15, 2008, when the Trust was reorganized.  The Prior Sub-Advisory Agreement was last submitted to and approved by shareholders at a shareholder’s meeting held on June 23, 2006, where shareholders voted to add a new fulcrum fee structure for the Fund.

Under the Advisory Agreement with Dunham & Associates, the Adviser receives a fixed fee paid monthly at a specified annual rate of the Fund’s average daily net assets.  Under the Prior Sub-Advisory Agreement, Pier Capital received a fulcrum fee, which varied based on Pier Capital's performance as compared to the Fund’s benchmark index, the Russell 2000 Growth Index (the “Index”) over a rolling 12-month period; provided, however that the performance adjustment to the Base Fee (as hereinafter defined) was calculated daily during the first twelve months based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (based on Class N share performance) to the Index from the inception of the contract to date, on the day of calculation.  Pier Capital was rewarded when performance exceeded the Index and was penalized when performance was short of the benchmark.  No adjustment was made to the sub-advisory fees if performance fell within the “null zone,” i.e., a range where performance differences are not meaningful.

The Fund’s Fulcrum Fee (as hereinafter defined) is calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Index (the “Performance Fee”).  The Base Fee under the Prior Sub-Advisory Agreement was 0.50%.  The Performance Fee could adjust the Base Fee up or down by as much as +/- 0.50% of the Base Fee, such that the sub-advisory fee could vary from 0.00% (the “Minimum Fee”) to 1.00% (the “Maximum Fee”).

Pier Capital was compensated under the terms of the Prior Sub-Advisory Agreement based on its performance and the Prior Sub-Advisory Agreement was a fulcrum fee arrangement as follows:

	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Small Cap Growth Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%

All sub-advisory fees were within the limits of the negotiable sub-advisory fee range pre-approved by shareholders:

Negotiable Range of Sub-Advisory Fees Pre-Approved
Dunham Small Cap Growth Fund	0% - 1.30%

During the first twelve months of the Prior Sub-Advisory Agreement, the Fund accrued, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”).  However, because the Prior Sub-Advisory Agreement required that Pier Capital be paid only the monthly Minimum Fee (0.00%) during the first year, Pier Capital received no compensation until the end of the first year.  At the end of the first year of the Prior Sub-Advisory Agreement, Pier Capital was paid a lump sum that reflected the accrued Fulcrum Fee over the year, less any Minimum Fees paid during the first year.  Therefore, in the first year, the Fulcrum Fee methodology had three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only; and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.  Beginning with the thirteenth month of operation under the Prior Sub-Advisory Agreement, the entire sub-advisory fee was calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the Index over the prior rolling twelve-month period.

For the fiscal year ended October 31, 2009, the Fund paid $[163,226] in investment sub-advisory fees to Pier Capital and paid $[123,889] in investment advisory fees to the Adviser.

III.

NEW SUB-ADVISORY AGREEMENT FOR THE FUND

At the Meeting, the Board reapproved the hiring of Pier Capital as the sub-adviser to the Fund pursuant to the New Sub-Advisory Agreement by and among the sub-adviser, Dunham & Associates and the Trust.  The New Sub-Advisory Agreement is identical to the Prior Sub-Advisory Agreement with Pier Capital with the exception of the effective date, the termination date.

The New Sub-Advisory Agreement will continue in effect for successive annual periods provided such continuance is approved at least annually by (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to the New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The New Sub-Advisory Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.

The sub-adviser was founded in 1987 as a division of ABB Group (formerly known as Asea Brown Boveri Asea AB of Sweden and BBC Brown Boveri Ltd. of Switzerland).  In 1998 the sub-adviser was sold to Skandinaviska Enskilda Banken AB (a Swedish banking entity) and named SEB Asset Management America, Inc.  In September 2004, the sub-adviser was purchased by members of management and renamed Pier Capital, LLC.  As of November 30, 2009, the sub-adviser advised accounts having assets of approximately $[600] million.  Pier Capital's main office is located at 600 Summer Street Suite 203, Stamford, CT 06901.  Pier Capital currently manages investments for individuals, pension and profit sharing plans, pooled investment vehicles, governmental entities and foundations and non-profit organizations.

Below is the name and principal occupation of each officer, director or controlling entity of Pier Capital as of December 8, 2009.  The business address of each person listed below is 600 Summer Street Suite 203, Stamford, CT 06901.

Name	Title	Principal Occupation
Jan E. Parsons	Member and President	President, Chief Investment Officer and Chief Compliance Officer of Pier Capital
Alexander Yakirevich	Member and Portfolio Manager	Portfolio Manager and Member Pier Capital
Hongyuan Hua	Member and Senior Analyst	Senior Analyst and Member of Pier Capital

The fee table below illustrates the Fulcrum Fee methodology employed in the Prior Sub-Advisory Agreement and New Sub-Advisory Agreement.  The Performance Fee can adjust the Base Fee of 0.50% up or down by as much as +/- 0.50% of the Base Fee, such that the sub-advisory fee can vary from the Minimum Fee of 0.00% to a Maximum Fee of 1.00%.  In addition, the fee table illustrates a null zone of plus or minus 0.20%, and the sub-advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.04% of outperformance or underperformance of the Index.

ILLUSTRATIVE SUB-ADVISORY FEE TABLE

Cumulative 12-Month Return Plus or Minus Return of Index	Performance Fee Adjustment Plus or Minus Base Fee (0.50%)	Total Fee Payable to Sub-Adviser if Plus	Total Fee Payable to Sub-Adviser if Minus
2.00% or more	0.50%	1.000%	0.000%
1.90%	0.48%	0.975%	0.025%
1.80%	0.45%	0.950%	0.050%
1.70%	0.43%	0.925%	0.075%
1.60%	0.40%	0.900%	0.100%
1.50%	0.38%	0.875%	0.125%
1.40%	0.35%	0.850%	0.150%
1.30%	0.33%	0.825%	0.175%
1.20%	0.30%	0.800%	0.200%
1.10%	0.28%	0.775%	0.225%
1.00%	0.25%	0.750%	0.250%
0.90%	0.23%	0.725%	0.275%
0.80%	0.20%	0.700%	0.300%
0.70%	0.18%	0.675%	0.325%
0.60%	0.15%	0.650%	0.350%
0.50%	0.13%	0.625%	0.375%
0.40%	0.10%	0.600%	0.400%
0.30%	0.07%	0.575%	0.425%
0.21%	0.05%	0.553%	0.448%
0.20%	0.00%	0.500%	0.500%
Even with Index	0.00%	0.500%	0.500%

CURRENT FEE AND EXPENSE TABLES

The following table provides information about the Fund’s fees and expenses under the Prior Sub-Advisory Agreement:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	[1.51]%(3)	[1.51]%(3)	[1.51]%(3)
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(2)	[0.81]%	[0.81]%	[0.81]%
Total Annual Fund Operating Expenses	[2.57]%	[3.32]%	[2.32]%

(1)

Management fees include Advisory and Sub-Advisory fees. The Adviser receives a fixed fee paid monthly at a specified annual rate of 0.65%of the Fund’s average daily net assets.  The sub-adviser receives a fulcrum fee, which will vary based on the sub-adviser’s performance over a rolling 12 month period against the Fund’s designated benchmark.  The sub-adviser is rewarded when performance exceeds the benchmark and is penalized when performance is short of the benchmark.  No adjustment is made to the sub-advisory fees if the performance falls within the “null zone,” i.e. a range where performance differences are not meaningful.  The management fees calculated above are stated as a percentage of average net assets for the fiscal year ended October 31, 2009.  These are not the same as the average assets used to calculate the performance portion of the fulcrum fee as specified under the sub-advisory agreements.   Therefore, some of the management fee percentage calculations stated above may go outside the ranges described in the Prospectus.

(2)

“Other Expenses” include dividend expenses related to short sales. In order to reduce Fund expenses, Fund service providers may waive a portion of their fees. Such waivers or reductions are voluntary and may be terminated at any time.

(3)

For the last fiscal year, the Dunham Small Cap Growth Fund outperformed the Russell 2000 Growth Index, which increased the sub-advisory fee.  The Fund’s management fees can range from 0.65% to 1.65%.

EXAMPLE

This example is intended to help you compare the cost of investing in Class A, Class C and Class N shares of the Fund with the cost of investing in other mutual funds.  This example shows what expenses you could pay over time.  The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Class	Year 1	Year 3	Year 5	Year 10
Class A	$[820]	$[1,329]	$[1,862]	$[3,313]
Class C	$[335]	$[1,021]	$[1,731]	$[3,613]
Class N	$[235]	$[724]	$[1,240]	$[2,656]

PRO FORMA FEE AND EXPENSE TABLES

The Fund’s fees and expenses are identical under the New Sub-Advisory Agreement, therefore the Fees and Expenses table and Example are identical to those immediately above.

BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

In connection with its review and re-approval of the new sub-advisory agreement with Pier Capital at the in-person Meeting, the Board considered materials furnished by Pier Capital and Dunham & Associates, including information about, but not limited to, Pier Capital's personnel, operations and financial condition.  The Trustees discussed the terms of the Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the agreement.  A discussion ensued regarding the risks and rewards involved for Pier Capital under the fulcrum fee arrangement.

As to the investment performance of Pier Capital, the Board noted that the Fund (as measured by the performance of Class N shares) had outperformed its broad-based securities market index, the Russell 2000 Growth Index, over the past one-year, three-year and since-inception periods.  They also reviewed performance information for Pier Capital's small cap growth composite  Overall, the Board concluded that the performance of the Fund was very good relative to the Index for the periods noted.

As to the nature, quality and extent of the services provided by the sub-adviser, the Board noted the experience of the portfolio management and research personnel of Pier Capital, including their experience in the investment field, education and industry credentials.  The Board then reviewed the capitalization of the sub-adviser based on unaudited financial statements provided by the sub-adviser in the Board materials and concluded that the sub-adviser was sufficiently well capitalized to meet its obligations to the Fund.  The Board also reviewed the presentation materials prepared by the sub-adviser detailing its investment process.  The Board also discussed the sub-adviser’s compliance structure and broker selection process and determined that the sub-adviser continues to have adequate experience and expertise to manage the Fund in a manner acceptable to the Board.

As to the cost of the services to be provided and the profits to be realized by the sub-adviser, the Board considered the Base Fee to be paid to Pier Capital when the performance of the Fund was equal to that of the Index.  The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results.  The Trustees compared advisory (and sub-advisory) fees (both flat fee rates and performance fee rates) charged by Pier Capital to other accounts.  The Board also compared Fund’s expected advisory fees and total expense ratio under the Sub-Advisory Agreement with those of a peer group of small cap funds and concluded that the expected sub-advisory fees where within a reasonable range.

The Board then considered the potential fee adjustments to be made to the Fund’s Base Fee based on performance. The Trustees agreed that the 12-month period over which performance would be computed was sufficiently long to provide a reasonable basis for indicating performance.  The Board also noted that the performance adjustment to the Base Fee had been calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (based on Class N shares) to the Index from inception of the Sub-Advisory Agreement to date.  The Trustees further agreed that the method by which the Performance Fee is calculated under the Agreement would ensure that any significant fee adjustments were attributable to Pier Capital's skill, or lack thereof, rather than to random fluctuations.  It was the consensus of the Board that the maximum performance adjustment under the Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account the Fund’s size, volatility, diversification and variability of performance differences. After consideration, the Board was satisfied that the relationship of the fee adjustments to the Base Fee was not disproportionately large and that the Fund’s sub-advisory fee was acceptable in light of the quality of services the Fund has received and continues to expect to receive from Pier Capital and the level of fees paid by other accounts managed by Pier Capital.

As to profitability, the Trustees discussed the total fees expected to be paid to Pier Capital based on the Fund’s current assets, and noted that payments above the 0.50% base fee will be dependant on the sub-adviser's performance relative to the Fund's Index.  The sub-adviser will receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the New Sub-Advisory Agreement.  As to the costs of the services to be provided, and profits to be realized by the sub-adviser, the Trustees reviewed Pier Capitals' financial statements.  Especially in light of the alignment of interests between the sub-adviser and shareholders created by the performance-based fulcrum fee arrangement, the Trustees concluded that the fee arrangement is reasonable and that the sub-adviser would not reap excessive profits from its relationship with the Fund.  They agreed that profitability did not appear to be excessive.

As to economics of scale, the Trustees noted that the New Sub-Advisory Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Pier Capital to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets, however, the Trustees recognized that the Fund had not yet reached an asset level where Pier Capital could realize significant economies of scale.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the New Sub-Advisory Agreement. As a result of their deliberations, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement were fair and reasonable and voted to approve the Agreement for the Fund to be effective as of January 1, 2009.

IV.

OTHER MATTERS

The following table provides information about shareholders of record or shareholders who are beneficial owners as of December [8], 2009 of more than 5% of a share class.

[to be updated to new date if necessary]

Class	Name & Address	Status of Ownership	Percent of Class
N	Dunham Trust Company 730 Sandhill Road, Suite 310 Reno, NV 89521	Record	99.28%
C	Dunham Trust Company 730 Sandhill Road, Suite 310 Reno, NV 89521	Record	78.50%
C	Frank Schipper Construction Co. 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	[Record/Beneficial]	10.83%
C	MG Trust Company 700 17th Street Denver, CO 80202	Record	7.36%
A	Charles Schwab & Co., Inc. [_____________] [San Francisco, CA _____]	Record	78.49%
A	Roger Hurka PO Box 2052 Jersey City, NJ 07303	[Record/Beneficial]	17.04%

As of December 8, 2009, the Trustees and officers as a group owned approximately [__]% of the Fund’s outstanding shares.  Information relating to share ownership by each Trustee and officer of the Trust as of December 8, 2009 is set forth in the table below:

Title of Class	Name of Beneficial Owner	Share Amount	Percent of Class
Class N	Jeffrey A. Dunham	[___]	[___]%
	Denise S. Iverson	[___]	[___]%
	Hilarey M. Findeisen	[___]	[___]%
	Michael J. Wagner	[___]	[___]%
	Tamara Beth Wendoll	[___]	[___]%
	James Colantino	[___]	[___]%
	James Kearny	[___]	[___]%

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended October 31, 2009 and the Trust’s semi-annual report for the fiscal period ended April 30, 2009 to a shareholder upon request.  To obtain the Trust’s annual report or semi-annual report, please contact the Trust by calling  1-888-3DUNHAM (or by writing to Dunham Funds, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137).

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.  The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.

Broker Commission.  During the fiscal year ending October 31, 2009, no commissions were paid to brokers affiliated with Pier Capital.

Principal Underwriter, Administrator and Custodian.  Dunham & Associates also serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor.  The Distributor did not receive compensation for distributing the Fund’s shares during the fiscal year ended October 31, 2009. Gemini Fund Services, LLC, which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing and shareholder servicing agent to the Fund.  Citibank, N.A. serves as the Fund’s custodian.

Delivery of Documents to Shareholders Sharing an Address.  Only one Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders.  Upon written or oral request, the Trust will promptly deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  Contact the Trust by calling Hilarey M. Findeisen at 1-888-3DUNHAM or writing to Dunham Funds, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, Attn: Hilarey M. Findeisen.  Shareholders at shared addresses can also contact the Trust to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or notices of internet availability of proxy materials at their shared address.

Appendix A

THE DUNHAM FUNDS

SUB-ADVISORY AGREEMENT

AGREEMENT among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the "Adviser"), DUNHAM FUNDS, a Delaware statutory trust (the “Trust”) on behalf of its series Dunham Small Cap Growth Fund (the “Fund”), and PIER CAPITAL, LLC , a Delaware Limited Liability Corporation (the "Sub-Adviser") (each a “Party,” and together, the “Parties”).

WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission (“SEC”) as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and engage in the business of providing investment management services; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated January 15, 2008 (the "Advisory Agreement") with the Trust, a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of several separate series of shares (each a “Series”), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust's Board of Trustees, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust's Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties) (each, a "Fund"; collectively, the “Funds”), which assets the Adviser may from time to time assign to the Sub-Adviser (the "Sub-Adviser Assets"), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

1. Appointment as Sub-Adviser. The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board of Trustees of the Trust (“Board”) and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment. In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets. The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

2. Duties of Sub-Adviser.

(a) Investments. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, as may be amended from time to time, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets. The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund's or the Trust's affairs.

(b) Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust's Declaration of Trust and By-Laws, the Prospectus(es), and with the instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser hereby agrees that it will cause the Trust to agree that no shares of any Fund whose assets consist at any time of Sub-Adviser Assets will be marketed or knowingly sold to any plan established or which is tax-exempt under Section 457 of the Code (Governmental Plans).

The Adviser will provide the Sub-Adviser with reasonable (30 days) advance notice, in writing, of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes, provided the Sub-Adviser has received such prior notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes. The Sub-Adviser will at all times comply with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or a Fund with respect to the Sub-Adviser Assets, and as to the accuracy of material information furnished in writing by the Sub-Adviser to the Trust, to the Fund or to the Adviser specifically for inclusion in the Prospectus.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust's registration statement on Form N-1A, as the same may be amended from time to time (“Registration Statement”).

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

(c) Voting of Proxies. The Sub-Adviser shall have the power to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund. At the request of the Trust, the Sub-Adviser shall provide its recommendations as to the voting of such proxies. If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion. The Sub-Adviser agrees to provide such assistance as may be necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser’s proxy voting policies and procedures and Sub-Adviser’s voting record with respect to Sub-Adviser Assets.

(d) Agent. Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets, provided that the Sub-Adviser's actions in executing such documents shall comply with federal and state rules and regulations, this Agreement, and the Trust's governing documents. The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof.

(e) Brokerage. The Sub-Adviser will place orders pursuant to the Sub-Adviser's investment determinations for a Fund either directly with the issuer or with any broker or dealer including any affiliated broker-dealer of the Sub-Adviser; provided, however, that in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, subject to the approval of the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund.

(f) Securities Transactions. In no instance, however, will any Fund's portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser's Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser's Code of Ethics. The Sub-Adviser will also submit its Code of Ethics for its initial approval by the Board of Trustees and subsequently within six months of any material change of thereto.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act and Rule 38a-1 of the Investment Company Act, as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7, which may include either (i) certifying to the Adviser that the Sub-Adviser has complied with the it’s own compliance policies and procedures, (ii) identifying any violations which have occurred with respect to the Sub-Adviser’s compliance policies and procedures and (iii) certifying that it has adopted or amended the policies and procedures to prevent future violations of the Sub-Adviser's compliance policies and procedures. The Sub-Adviser will also submit its compliance policies and procedures for its initial approval by the Board and subsequently within six months of any material change of thereto.

(g) Books and Records. The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

(h) Information Concerning Sub-Adviser Assets and the Sub-Adviser. From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request. The Sub-Adviser also will inform the Adviser in a timely manner of material changes in portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Trust's Board to review the Sub-Adviser Assets.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any federal or state securities laws, and any rule or regulation thereunder.

(i) Custody Arrangements. The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust's custodian such information as the Adviser, consultant(s) and the Trust's custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

(j) Historical Performance Information. To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

3. Independent Contractor. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser. The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5. Compensation. For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee listed for the Fund(s) on Exhibit A. Such fees will be computed daily and payable in arrears no later than the seventh (7th) business day following the end of each month, from the Trust on behalf of the Fund(s).

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

6. Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a) The Sub-Adviser is and will remain registered as an Investment Adviser under the Advisers Act to the extent required thereby;

(b) The Sub-Adviser is a Limited Liability Corporation duly organized and validly existing under the laws of the state of Delaware, with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d) The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV.

7. Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

(a) The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b) The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e) The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV.

(f) The Adviser confirms that not less than forty-eight hours prior to entering into this Agreement, the Sub-Adviser has delivered to the Adviser a document designated as "Form ADV-Part II (a copy of which is attached as Exhibit B)". The Sub-Adviser has advised the Adviser that it has made such delivery pursuant to the requirement of federal law that the Sub-Adviser deliver a written disclosure statement of this nature to the Adviser prior to its execution of this Agreement. The Adviser acknowledges that it has reviewed and understood the disclosure in such Form ADV-Part II; and

(g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

8. Use of Sub-Adviser’s Name and Logo. During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use Sub-Adviser’s name and logo in all materials relating to the Funds, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Series or the public. Neither the Fund nor the Adviser shall use the Sub-Adviser’s name or logo in promotional or sales related materials prepared by or on behalf of the Adviser or the Fund, without submission to the Sub-Adviser. Upon termination of this Agreement, the Fund and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10. Liability and Indemnification.

(a) Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

(b) Indemnification. The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law. Notwithstanding any other provision in this Agreement, the Sub-Adviser, in addition to its other indemnification obligations hereunder, will indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Sub-Adviser concerning the Sub-Adviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser, the Trust and each Fund and their respective affiliated persons and control persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust), for any liability and expenses, including reasonable attorneys' fees, howsoever arising from, or in connection with, the Adviser's breach of this Agreement or its representations and warranties herein or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

11. Duration and Termination.

(a) Duration. This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of execution or, if later, the date the initial capital to a Fund of the Trust is first provided (the "Effective Date."), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b) Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the Sub-Adviser at any time without the payment of any penalty, on not less than 30 days nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement. In the event that there is a proposed change in control of the Sub-Adviser which would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Trust, to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

12. Amendment. This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund's outstanding voting securities.

13. Limitation of Liability. It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust’s Declaration of Trust.

14. Confidentiality. Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof. In accordance with Section 248.11 of Regulation S-P ( 17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose, except as permitted or require by law, any non-public personal information, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure.

15. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

(a) If to the Adviser:

Jeffrey A. Dunham, President

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, CA 92191

Phone: (858) 964-0500

(b) If to the Trust:

Denise S. Iverson, Treasurer

Dunham Funds

P.O. Box 910309

San Diego, CA 92191

Phone: (858) 964-0500

(c) If to the Sub-Adviser:

Jan Parsons, Partner

Pier Capital, LLC

263 Tresser Blvd., 10th Floor

Stamford, CT 06901-3236

Phone: (203) 425-1425

16. Governing Law. This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," "affiliates," "controlling persons" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of January 1, 2009.

ADVISER

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

By: _/s/_Jeffery A. Dunham

Name: Jeffrey A. Dunham

Title: President

Date:

TRUST

DUNHAM FUNDS

By: __/s/ Denise S. Iverson

Name: Denise S. Iverson

Title: Treasurer

Date:

SUB-ADVISER

PIER CAPITAL, LLC.

By: _/s/ Jan Parsons

Name: Jan Parsons

Title: Partner

Date:

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.;

DUNHAM FUNDS;

AND

PIER CAPITAL, LLC

Effective on or about March 1, 2008, (closing date of the reorganization)

DUNHAM SMALL CAP GROWTH FUND Class C

Ticker: DCDGX

DUNHAM SMALL CAP GROWTH FUND Class N

Ticker: DNDGX

DUNHAM SMALL CAP GROWTH FUND Class A

Ticker: DADGX

FEE SCHEDULE / COMPENSATION

Base Fee

50 Basis Points (0.50%)

(one basis point “bp” equals one hundredth of one percent)

Fulcrum Fee

The performance fee of the fund will vary by up to +/-50 bps (0.50%) and shall be added to or subtracted from the base fee to arrive at the fulcrum fee. The comparative index is the Russell 2000 Growth Index (the “Index”). The performance fee will be derived from a comparison of the net return of the fund’s Class N shares to that of the Index. The performance fee will increase/decrease by 1 bp (0.01%) for each 4 bps (0.04%) of outperformance/underperformance of the Index; i.e., the fee will increase/decrease by approximately 25% of the difference in performance. There will be no adjustment from the base fee if the fund performs within the “null zone” defined as +/-20 bps (0.2%) relative to the benchmark. The lowest possible fee is 0.00% (0.50% base fee minus 0.50% performance fee) should the sub-adviser underperform the Index by 2.00%. The highest possible fee is 1.00% (0.50% base fee plus 0.50% performance fee) should the sub-adviser outperform the Index by 2.00%. For fund returns equal or within +/-20 bps (0.2% of the Index, the total fee will be the base fee of 0.5% (no performance fee added or subtracted).

The Fund was reorganized on March 1, 2008 as a series of Dunham Funds. Prior to the reorganization, the sub-adviser provided sub-advisory services to the Fund pursuant to an agreement dated most recently effective July 1, 2006 (the “Previous Agreement”). In the first twelve months of the Previous Agreement, the fulcrum/performance fee was accrued daily, based on the Fund’s average daily net assets to date, and the performance of the Fund versus the Index to date, on the day of calculation. Under the Previous Agreement, no payment was to be made until the end of the 12th month, when the accumulated fulcrum fee, if any, was paid in a lump sum. Beginning in the thirteenth month of the Previous Agreement, and each subsequent month under the Previous Agreement and under this Agreement, the entire fulcrum fee will accrue daily and be paid monthly, based on the Fund’s average daily net assets, and performance against the Index, over the prior rolling 12-month period. For purposes of calculating the sub-advisory fees, Fund performance includes performance of the predecessor fund.

The Fee Table below illustrates how the fulcrum fee is calculated:

Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment		Total Sub-Advisory Fee Payable to Pier Capital, LLC
2.00%	or more greater than index	Base Fee plus	0.50%	1.000%
1.90%	greater than index	Base Fee plus	0.48%	0.975%
1.80%	greater than index	Base Fee plus	0.45%	0.950%
1.70%	greater than index	Base Fee plus	0.43%	0.925%
1.60%	greater than index	Base Fee plus	0.40%	0.900%
1.50%	greater than index	Base Fee plus	0.38%	0.875%
1.40%	greater than index	Base Fee plus	0.35%	0.850%
1.30%	greater than index	Base Fee plus	0.33%	0.825%
1.20%	greater than index	Base Fee plus	0.30%	0.800%
1.10%	greater than index	Base Fee plus	0.28%	0.775%
1.00%	greater than index	Base Fee plus	0.25%	0.750%
0.90%	greater than index	Base Fee plus	0.23%	0.725%
0.80%	greater than index	Base Fee plus	0.20%	0.700%
0.70%	greater than index	Base Fee plus	0.18%	0.675%
0.60%	greater than index	Base Fee plus	0.15%	0.650%
0.50%	greater than index	Base Fee plus	0.13%	0.625%
0.40%	greater than index	Base Fee plus	0.10%	0.600%
0.30%	greater than index	Base Fee plus	0.07%	0.575%
0.21%	greater than index	Base Fee plus	0.05%	0.553%
0.20%	greater than index	Base Fee Plus	0.00%	0.500%
Even with Index			Base Fee
0.20%	less than index	Base Fee Less	0.00%	0.500%
0.21%	less than index	Base Fee less	0.05%	0.448%
0.30%	less than index	Base Fee less	0.08%	0.425%
0.40%	less than index	Base Fee less	0.10%	0.400%
0.50%	less than index	Base Fee less	0.13%	0.375%
0.60%	less than index	Base Fee less	0.15%	0.350%
0.70%	less than index	Base Fee less	0.18%	0.325%
0.80%	less than index	Base Fee less	0.20%	0.300%
0.90%	less than index	Base Fee less	0.23%	0.275%
1.00%	less than index	Base Fee less	0.25%	0.250%
1.10%	less than index	Base Fee less	0.28%	0.225%
1.20%	less than index	Base Fee less	0.30%	0.200%
1.30%	less than index	Base Fee less	0.33%	0.175%
1.40%	less than index	Base Fee less	0.35%	0.150%
1.50%	less than index	Base Fee less	0.38%	0.125%
1.60%	less than index	Base Fee less	0.40%	0.100%
1.70%	less than index	Base Fee less	0.43%	0.075%
1.80%	less than index	Base Fee less	0.45%	0.050%
1.90%	less than index	Base Fee less	-0.48%	0.025%
2.00%	or more less than index	Base Fee less	0.50%	0.000%

EXHIBIT B

PIER CAPITAL, LLC

FORM ADV